Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a trustee of The Procter & Gamble UK Share Investment Scheme, a Procter & Gamble Company employee benefit plan (the "UK Plan"), hereby constitutes and appoints Terry L. Overbey his or her true and lawful attorney-in-fact, agent and authorized United States representative, with full power of substitution and resubstitution, for him in his name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-3 or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the UK Plan, in such forms as he may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact, agent and authorized United States representative full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could be in person, hereby ratifying and confirming all that said attorney-in-fact, agent and authorized United States representative or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand in the City of Newcastle upon Tyne United Kingdom, on this 8th day of November, 2000.


By: D. J. HAMMOND
    -----------------------------
    [Mr D J Hammond]
    Trustee, The Procter & Gamble UK Share Investment Scheme


By:
    -----------------------------
    [Mr T Corps]
    Trustee, The Procter & Gamble UK Share Investment Scheme


By: L. ULANOWSKI
    -----------------------------
    [Ms L Ulanowski]
    Trustee, The Procter & Gamble UK Share Investment Scheme


By: C. M. SIMMEN
    -----------------------------
    [Ms C M SIMMEN]
    Trustee, The Procter & Gamble UK Share Investment Scheme